 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 27, 2017

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 27, 2017, Essendant Inc. (the “Registrant”) issued a press release announcing its financial results for the three- and twelve-month periods ended December 31, 2016. A copy of the Registrant’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, a slide presentation summarizing earnings and financial results is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated February 27, 2016, announcing financial results for the three- and twelve-month periods ended December 31, 2016.
99.2	Earnings Presentation, a slide presentation summarizing earnings and financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESSENDANT INC.
Date: February 27, 2017	/s/Earl C. Shanks
Earl C. Shanks Senior Vice President and Chief Financial Officer

ESSENDANT INC. EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED DECEMBER 31, 2016

Exhibit No.	Description	Method of Filing

99.1	Press Release, dated February 27, 2017, announcing financial results for the three- and twelve-month periods ended December 31, 2016.	Filed Herewith
99.2	Earnings Presentation, a slide presentation summarizing earnings and financial results.	Filed Herewith